                                                                  Exhibit 10 (b)

                                                             Contract No. 111397

                  NATURAL GAS PIPELINE COMPANY OF AMERICA (Natural)
          TRANSPORTATION RATE SCHEDULE FTS AGREEMENT DATED February 21, 1996
                UNDER SUBPART G OF PART 284 OF THE FERC'S REGULATIONS

1.  SHIPPER is:  THE PEOPLES GAS LIGHT & COKE COMPANY, a LOCAL DISTRIBUTION
    COMPANY.

2.  (a)   MDQ totals: 20,000 MMBTU per day.

    (b)  Service option selected (check any or all):
         [ ] LN  [ ] SW  [ ] NB

3.  TERM:  March 01, 1996 through April 30, 1997.

4.  Service will be ON BEHALF OF: [X] Shipper or [  ] Other.

5. The ULTIMATE END USERS are customers within any state in the continental U.S.; or (specify state)
    _____________________________________________________________________

6.  [ ] This Agreement supersedes and cancels a _____________Agreement dated
    ________

    [ ] Capacity rights for this Agreement were released from Natural's Transportation Rate Schedule Agreement (KT #) dated and are subject to any recall/return provisions in Natural's Capacity Release Package ID #.

    [X] Service and reservation charges commence the latter of:
         (a) March 01, 1996, and
         (b) the date capacity to provide the service hereunder is available on Natural's System.

    [ ] Other: ___________________________________________

7.  SHIPPER'S ADDRESSES                     NATURAL'S ADDRESSES

                               General Correspondence:
                               -----------------------
    THE PEOPLES GAS LIGHT & COKE COMPANY    NATURAL GAS PIPELINE COMPANY OF
                                            AMERICA
    WILLIAM MORROW                          ATTENTION: GAS TRANSPORTATION
                                            SERVICES
    GAS SUPPLY CONTRACTS                    3200 SOUTHWEST FREEWAY 77027-7523
    130 E RANDOLPH DRIVE                    P.O. BOX 283   77001-0283
    CHICAGO, IL 60601-6207                  HOUSTON, TEXAS

                  Statements/Invoices/Accounting Related Materials:
                  -------------------------------------------------
    THE PEOPLES GAS LIGHT & COKE COMPANY    NATURAL GAS PIPELINE COMPANY OF
                                            AMERICA
    TONY COMPTON                            ATTENTION: GAS ACCOUNTING
                                            DEPARTMENT
    GAS SUPPLY CONTRACTS                    701 EAST 22ND STREET
    130 E RANDOLPH DRIVE                    LOMBARD, ILLINOIS 60148
    CHICAGO, IL 60601-6207

                        Payments:
                        ---------
                        NATURAL GAS PIPELINE COMPANY OF AMERICA
                        P.O. BOX 2910
                        CAROL STREAM, ILLINOIS 60132-2910

                        FOR WIRE TRANSFER OR ACH:
                        DEPOSITORY INSTITUTION: CITIBANK N.A.
                        ABA ROUTING #:  021000089
                        ACCOUNT #:  4067-6195

8. The above stated Rate Schedule, as revised from time to time, controls this Agreement and is incorporated herein. The attached Exhibits A, B, and C (for firm service only) are a part of this Agreement. NATURAL AND SHIPPER ACKNOWLEDGE THAT THIS AGREEMENT IS SUBJECT TO THE PROVISIONS OF NATURAL'S FERC GAS TARIFF AND APPLICABLE FEDERAL LAW. TO THE EXTENT THAT STATE LAW IS APPLICABLE, NATURAL AND SHIPPER EXPRESSLY AGREE THAT THE LAWS OF THE STATE OF ILLINOIS SHALL GOVERN THE VALIDITY, CONSTRUCTION, INTERPRETATION AND EFFECT OF THIS CONTRACT, EXCLUDING, HOWEVER, ANY CONFLICT OF LAWS RULE WHICH WOULD APPLY THE LAW OF ANOTHER STATE. This Agreement states the entire agreement between the parties and no waiver, representation, or agreement shall affect this Agreement unless it is in writing. Shipper shall provide the actual end user purchaser name(s) to Natural if Natural must provide them to FERC.

AGREED TO BY:
NATURAL  GAS PIPELINE COMPANY OF AMERICA    THE PEOPLES GAS LIGHT & COKE
                                            COMPANY
"Natural"                                   "Shipper"

By:  /s/ Stephen G. Weiman                  By:   /s/ T. M. Patrick
   --------------------------------            ---------------------------

Name: Stephen G. Weiman                     Name:   Thomas M. Patrick
    --------------------------------             -------------------------

Title:   Attorney in Fact                   Title:   Vice President
   --------------------------------               ------------------------

                                      EXHIBIT A
                               DATED: February 21, 1996
                           EFFECTIVE DATE:  March 01, 1996

COMPANY: THE PEOPLES GAS LIGHT & COKE COMPANY
CONTRACT:     111397

RECEIPT POINT/S
                                            County/Parish                PIN                 MDQ
    Name / Location                              Area         State      No.       Zone   (MMBtu/d)
    ----------------                        --------------   ------      ----      ----   ----------

PRIMARY RECEIPT POINT/S
1.  OASIS/NGPL WARD                              WARD          TX        5003       01     20,000
    INTERCONNECT WITH OASIS PIPE LINE
    COMPANY ON TRANSPORTER'S LOCKRIDGE
    GATHERING SYSTEM IN SEC. 93, BLOCK
    34, H.& T.C.R.R. SURVEY, WARD COUNTY,
    TEXAS.


SECONDARY RECEIPT POINT/S

    All secondary receipt points, and the related priorities and volumes, as provided under the Tariff provisions governing this Agreement.


RECEIPT PRESSURE, ASSUMED ATMOSPHERIC PRESSURE

    Natural gas to be delivered to Natural at the Receipt Point/s shall be at a delivery pressure sufficient to enter Natural's pipeline facilities at the pressure maintained from time to time, but Shipper shall not deliver gas at a pressure in excess of the Maximum Allowable Operating Pressure (MAOP) stated for each Receipt Point. The measuring party shall use or cause to be used an assumed atmospheric pressure corresponding to the elevation at such Receipt Point/s.


RATES

    Except as provided to the contrary in any written agreement(s) between the parties in effect during the term hereof, Shipper shall pay Natural the maximum rate and all other lawful charges as specified in Natural's applicable rate schedule.


FUEL GAS AND GAS LOST AND UNACCOUNTED FOR PERCENTAGE (%)

                              DATED: February. 21, 1996
                            EFFECTIVE DATE: March 01, 1996

COMPANY: THE PEOPLES GAS LIGHT & COKE COMPANY
CONTRACT:     111397



    Shipper will be assessed the applicable percentage for Fuel Gas and Gas Lost and Unaccounted For.


TRANSPORTATION OF LIQUIDS

    Transportation of liquids may occur at permitted points identified in Natural's current Catalog of Receipt and Delivery Points, but only if the parties execute a separate liquids agreement.

                                      EXHIBIT B
                               DATED: February 21, 1996
                            EFFECTIVE DATE: March 01, 1996

COMPANY: THE PEOPLES GAS LIGHT & COKE COMPANY
CONTRACT: 111397

DELIVERY POINT/S

                                            County/Parish                PIN                 MDQ
    Name / Location                               Area       State        No       Zone   (MMBtu/d)
    ----------------                        --------------   ------      ----      ----   ----------

PRIMARY DELIVERY POINT/S

1.  PGLC/NGPL ROGERS PARK COOK                   COOK           IL      4174        06      20,000
    INTERCONNECT WITH THE PEOPLES GAS
    LIGHT AND COKE COMPANY ON TRANSPORTER'S
    HOWARD STREET LINE IN SEC. 36-T41N-R13E,
    COOK, COUNTY, ILLINOIS.




SECONDARY DELIVERY POINTS

    All secondary delivery points, and the related priorities and volumes, as provided under the Tariff provisions governing this Agreement.

DELIVERY PRESSURE, ASSUMED ATMOSPHERIC PRESSURE

    Natural gas to be delivered by Natural to Shipper, or for Shipper's account, at the Delivery Point/s shall be at the pressure available in Natural's pipeline facilities from time to time. The measuring party shall use or cause to be used an assumed atmospheric pressure corresponding to the elevation at such Delivery Point/s.

                                      EXHIBIT C
                               DATED: February 21, 1996
                            EFFECTIVE DATE: March 01, 1996

COMPANY: THE PEOPLES GAS LIGHT & COKE COMPANY
CONTRACT: 111397


    Pursuant to Natural's tariff, an MDQ exists for each primary transportation path segment and direction under the Agreement. Such MDQ is the maximum daily quantity of gas which Natural is obligated to transport on a firm basis along a primary transportation path segment.

    A primary transportation path segment is the path between a primary receipt, delivery, or node point and the next primary receipt, delivery, or node point. A node point is the point of interconnection between two or more of Natural's pipeline facilities.

    A segment is a section of Natural's pipeline system designated by a segment number whereby the Shipper under the terms of their agreement based on the points within the segment identified on Exhibit C has throughput capacity rights.

    The segment numbers listed on Exhibit C reflect this Agreement's path corresponding to Natural's most recent Pipeline System Map which identifies segments and their corresponding numbers. All information provided in this Exhibit C is subject to the actual terms and conditions of Natural's Tariff.

                                      EXHIBIT C
                               DATED: February 21, 1996
                            EFFECTIVE DATE: March 01, 1996

COMPANY: THE PEOPLES GAS LIGHT & COKE COMPANY
CONTRACT:     111397



     Segment         Upstream     Forward/Backward       Flow Through
     Number          Segment     Haul (Contractual)         Capacity
     --------        --------    ------------------      --------------

        8               9                F                  20,000
        9               0                F                  0
       10               8                F                  20,000
       11              10                F                  20,000
       12              11                F                  20,000
       13              12                F                  20,000
       14              13                F                  20,000
       30              14                F                  20,000



                                         C-2